UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

  CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	December 14, 2016

BEACON ROOFING SUPPLY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50924	36-4173371
(Commission File Number)	(IRS Employer
Identification No.)

505 Huntmar Park Drive, Suite 300
Herndon, VA	20170
(Address of Principal Executive Offices)	(Zip Code)

(571) 323-3939
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

As previously announced, on December 14, 2016, Beacon Roofing Supply, Inc. (“Beacon” or the "Company") will be hosting an Investor Day in New York, New York. The conference is scheduled to begin at 10:00am ET and will include presentations from the following Company leaders:

-	Paul Isabella, President and Chief Executive Officer
-	Joseph Nowicki, Executive Vice President and Chief Financial Officer
-	Brendan Daly, Executive Vice President and Chief Supply Chain Officer
-	Kent Gardner, Executive Vice President, West Division
-	C. Eric Swank, Executive Vice President, East Division and Chief Sales and Marketing Officer
-	Munroe Best, Executive Vice President, South Division

Investors, analysts and the general public are invited to attend the event via a live webcast, which can be accessed from the “Events & Presentations” section of the Beacon Investor Relations website (www.ir.beaconroofingsupply.com). Copies of the presentation slides may be downloaded and are also attached hereto as Exhibit 99 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Index

Exhibit Number	Description

99	Beacon 2016 Investor Day Presentations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Date: December 14, 2016	By:	/s/ JOSEPH M. NOWICKI
JOSEPH M. NOWICKI
Executive Vice President & Chief Financial Officer